As filed with the Securities and Exchange Commission on April 6, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8 - K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 6, 2006
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure
     On April 6, 2006, as previously announced, First Charter Corporation will make a presentation at the 4th Annual Southeast Invest 2006 Conference which will discuss financial results, strategic plans, and other business information. Such presentation will be simultaneously webcast. The slide package prepared for use by First Charter Corporation executives at this presentation are posted to First Charter Corporation’s website, www.firstcharter.com, and slides are also furnished herewith as Exhibit 99.1. In addition, all of the information in the presentation is presented as of April 6, 2006, and First Charter Corporation does not assume any obligation to update such information in the future.
     The information included herein, as well as Exhibits 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
99.1	Slide Package prepared for the 4th Annual Southeast Invest 2006 Conference to be held on April 6, 2006, discussing financial results, strategic plans, and other business information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ Charles A. Caswell

Charles A. Caswell
Executive Vice President and Chief Financial Officer

Dated: April 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Package prepared for the 4th Annual Southeast Invest 2006 Conference to be held on April 6, 2006, discussing financial results, strategic plans, and other business information.

EXHIBIT 99.1
Power Point Slide Package